UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 29, 2026, Rhinebeck Bancorp, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). The final vote results on each matter submitted to a vote are as follows:

1.	The approval of an Amended and Restated Plan of Conversion and Reorganization, whereby Rhinebeck Bancorp, MHC will convert from the mutual holding company to the stock holding company structure, including the merger of Rhinebeck Bancorp, MHC with and into the Company and amendments to the Company’s articles of incorporation, as described in the proxy statement/prospectus for the Special Meeting:

Including Votes Cast by Rhinebeck Bancorp, MHC:

For	Against	Abstain	Broker Non-Votes
10,108,446	7,369	441	-

Excluding Votes Cast by Rhinebeck Bancorp, MHC:

For	Against	Abstain	Broker Non-Votes
3,762,471	7,369	441	-

2.	The approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient proxies at the time of the Special Meeting to approve the Amended and Restated Plan of Conversion and Reorganization:

For	Against	Abstain	Broker Non-Votes
10,091,712	24,113	431	-

Item 8.01Other Events

On June 29, 2026, the depositors of Rhinebeck Bank approved the Amended and Restated Plan of Conversion and Reorganization.

On June 29, 2026, the Company issued a press release to announce the receipt of stockholder and depositor approvals. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit NumberExhibit

99.1   Press release dated June 29, 2026

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: June 29, 2026	By: /s/ Matthew J. Smith
Matthew J. Smith
President and Chief Executive Officer